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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 15, 1997

                                     0-16979
                            (Commission File Number)

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                             TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)


                Bermuda                                   Not Applicable
     (Jurisdiction of Incorporation)                      (IRS Employer
                                                          Identification Number)

              Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda
                  (Address of registrant's principal executive
                                     office)

                                 (441)292-2033*
                         (Registrant's telephone number)

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* The executive offices of the subsidiary of the registrant which supervises the registrant's North American activities are at One Tyco Park, Exeter, New Hampshire 03833. The telephone number there is (603)778-9700.


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ITEM 8. Change in Fiscal Year

     On September 15, 1997 the Company changed its fiscal year end from December 31 to September 30. The report covering the period from January 1, 1997 to September 30, 1997 will be filed by the Company on Form 10-K.


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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           TYCO INTERNATIONAL LTD.

                                           By:  /s/ MARK H. SWARTZ
                                                --------------------------
                                                Mark H. Swartz
                                                Executive Vice President -
                                                Chief Financial Officer

Date:  September 19, 1997